Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-74778 and 333-88538) of Imagistics International Inc. of our report dated February 4, 2003, except for Note 16, as to which the date is March 5, 2003, relating to the Financial Statements, which appears in the 2002 Annual Report on Form 10-K.



/s/PricewaterhouseCoopers LLP
Stamford, Connecticut
March 28, 2003